UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 315-4600

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 8, 2022, Frequency Therapeutics, Inc. (the “Company”) entered into a Sublease Agreement (the “Sublease”) with Saliogen Therapeutics, Inc. (“Saliogen”), pursuant to which the Company agreed to sublease approximately 30,040 rentable square feet on the third (3rd) floor of the building located at 75 Hayden Avenue, Suite 300, Lexington, Massachusetts (the “Premises”). The Sublease is subject to the terms of an Indenture of Lease (the “Master Lease”) dated January 7, 2020, by and between HCP/KING HAYDEN LLC (the “Landlord”) and the Company.

The term of the Sublease will commence on the date that is three business days (or such earlier date as the Company and Saliogen may mutually agree upon) after the later date to occur of (i) the date the subleased space is delivered to Saliogen in the condition specified in the Sublease, and (ii) the date the Company delivers to Saliogen a fully executed form of consent from the Landlord, and ending on the last day of the month in which the second anniversary of the term commencement date occurs, unless either terminated or extended by the parties in accordance with the terms of the Sublease. The base rent per month of the Premises for the first year and second year of the Sublease will be $197,087.43 and $203,000.06, respectively. In addition to base rent, Saliogen has agreed to pay 49% of operating costs and taxes payable under the Master Lease.

The foregoing description of the terms of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sublease Agreement, dated July 8, 2022, by and between Frequency Therapeutics, Inc. and Saliogen Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: July 12, 2022	By:	/s/ David L. Lucchino
	Name:	David L. Lucchino
	Title:	President and Chief Executive Officer